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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2001

                        BEI MEDICAL SYSTEMS COMPANY, INC.
             (Exact name of registrant as specified in its charter)
                                    DELAWARE
                 (State or other jurisdiction of incorporation)
                                   71-0455756
                        (IRS Employer Identification No.)
                                     0-17885
                            (Commission File Number)


                               100 HOLLISTER ROAD
                           TETERBORO, NEW JERSEY 07608
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (201) 727-4900





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ITEM 5.  OTHER EVENTS.


         On April 20, 2001, BEI Medical Systems Company, Inc. received approval from the U.S. Food and Drug Administration to market in the United States its proprietary device, the Hydro ThermAblator, a minimally invasive therapeutic system for the treatment of menorrhagia or dysfunctional uterine bleeding.

                  A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



                  (c)  Exhibits.

                       EXHIBIT NO.     DESCRIPTION

                       99.1 Press release of BEI Medical Systems Company, Inc. dated April 23, 2001.




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                 SIGNATURES OF BEI MEDICAL SYSTEMS COMPANY, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 23, 2001                 BEI MEDICAL SYSTEMS COMPANY, INC.


                                     By: /s/ Thomas W. Fry
                                     -------------------------------------------
                                         Thomas W. Fry
                                         Vice President of Finance and
                                         Administration, Secretary and Treasurer












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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION

99.1    Press release of BEI Medical Systems Company, Inc. dated April 23, 2001.











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